Exhibit 99.1

CONTACTS: Suzanne Herrick, Fedoruk & Associates, Inc., 612-247-3079, suzanne@fedorukinc.com

                      Nello Gonfiantini, Diego Pellicer Worldwide, Inc., 775-690-2188, nello@diego-pellicer.com

WEBSITE:     www.diego-pellicer.com

FOR IMMEDIATE RELEASE

Diego Pellicer Worldwide, Inc. Executes

Letter Of Intent To Purchase Cannabis Cultivation Facility In Denver

Strategic move comes on the heels of news to purchase a cannabis retail location in Denver:
Diego Pellicer Worldwide, Inc. advances into direct ownership and operations in cannabis.

DENVER (Sept. 10, 2019) – Diego Pellicer Worldwide, Inc. (OTCQB: DPWW), the premium marijuana brand and development company, today announced that it has executed a letter of intent to purchase a cannabis cultivation facility in Denver. The 13,000 square-foot cultivation facility produces approximately 2,000 pounds of cannabis per year.

“Our intent to purchase this cultivation facility complements our intent to purchase the retail location which we announced last week. We have been evolving our business model, fulfilling our commitment to become a vertically integrated premium cannabis company,” said Ron Throgmartin, chief executive officer, Diego Pellicer Worldwide, Inc. “We look forward to working with the Colorado Marijuana Enforcement Division to garner approval for Diego Pellicer Worldwide to become a fully licensed cannabis company, including the retail operation and now, this cultivation facility.”

The non-binding letter of intent is subject to compliance with the Colorado Marijuana Enforcement Division and House Bill 19-1090. The letter of intent will be followed by a contract once rulemaking for Colorado House Bill 19-1090 has concluded and the Marijuana Enforcement Division has issued regulations guiding the process for public companies and out-of-state investors to apply for cannabis licensing ownership. The completed regulations and application process are expected in November 2019 after the final public comment hearing is held on Oct. 8.

Diego Pellicer Worldwide, Inc. has been actively engaged in the rulemaking workgroups, working alongside other stakeholders to assist and help complete the rulemaking process.

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Diego Pellicer Worldwide News / Page Two

A Premium Diego Pellicer Cannabis Experience Begins with Outstanding Products

Diego Pellicer branded stores feature the finest products, concierge quality service in an approachable, world-class environment. Diego Pellicer elevates the cannabis shopping experience featuring premium products both cultivated and selected by experts, ensuring that no matter the location, customers can count on Diego Pellicer to deliver the same exceptional customer service, premium cannabis and competitive pricing.

About Diego Pellicer Worldwide, Inc. (OTCQB: DPWW)

Diego Pellicer Worldwide, Inc. is the premium marijuana brand, retail and management company. In addition to its branded locations in Colorado, the company actively seeks to develop and manage high-end, turnkey cannabis retail stores and grow facilities. When federally legal, DPWW is positioned to become a national, vertically integrated cannabis company. To learn more about how to become a branded Diego Pellicer retailer, cultivator or investor visit www.Diego-Pellicer.com.

Safe Harbor Statement

Certain statements contained in this press release may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

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CONTACTS: Suzanne Herrick, Fedoruk & Associates, Inc., 612-247-3079, suzanne@fedorukinc.com

                      Nello Gonfiantini, Diego Pellicer Worldwide, Inc., 775-690-2188, nello@diego-pellicer.com

WEBSITE:     www.diego-pellicer.com

FOR IMMEDIATE RELEASE

Diego Pellicer Worldwide, Inc. Executes

Letter Of Intent To Purchase A Marijuana Infused Products Facility In Denver

Intent to purchase the facility is an integral component in the company’s commitment to become a vertically integrated cannabis company.

DENVER (Sept. 17, 2019) – Diego Pellicer Worldwide, Inc. (OTCQB: DPWW), the premium marijuana brand and retail development company, today announced that it has executed a letter of intent to purchase a marijuana infused product (MIP) manufacturing facility in Denver. The 2,287 square-foot facility is a brand new, state-of-the-art, division 1/class 1 facility with an office and walk-in vault.

“From cultivation and manufacturing to medical and recreational sales, this latest LOI is a strategic acquisition in our expanded business model as we become a fully, vertically integrated marijuana company,” said Ron Throgmartin, chief executive officer, Diego Pellicer Worldwide, Inc. “Pending approval from the Colorado Marijuana Enforcement Division, Diego Pellicer Worldwide, Inc. will be able to manufacture premium concentrates and marijuana infused products within its own facility, to ensure only the very best premium marijuana infused products are being offered for sale in our world-class retail locations. This is truly a monumental step forward for the company and a blueprint for expansion of our business in states where public company ownership of medical and recreational cannabis operations are permitted by state law.”

The non-binding letter of intent to purchase the MIP is subject to compliance with the Colorado Marijuana Enforcement Division and House Bill 19-1090. The letter of intent will be followed by a contract once rulemaking for Colorado House Bill 19-1090 has concluded and the Marijuana Enforcement Division has issued regulations guiding the process for public companies and out-of-state investors to apply for cannabis licensing ownership. The completed regulations and application process are expected in November 2019 after the final public comment hearing is held on Oct. 8. Diego Pellicer Worldwide, Inc. has been actively engaged in the rulemaking workgroups, working alongside other stakeholders to assist and help complete the rulemaking process.

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Diego Pellicer Worldwide News / Page Two

Marijuana Infused Production Facility and Equipment

Included in the letter of intent to purchase the MIP is an extensive list of equipment including a cannabis extraction machine with a recovery pump, fumigation hoods, rotary evaporator, rosin press, isolated grind room/flower preparation room, vacuum oven and more.

Premium Quality from Seed to Sale

Diego Pellicer branded stores feature the finest products and concierge quality service in an approachable, world-class environment. Diego Pellicer elevates the cannabis shopping experience with premium products both cultivated and selected by experts, ensuring that no matter the location, customers can count on Diego Pellicer to deliver the same exceptional customer service, outstanding cannabis and competitive pricing.

About Diego Pellicer Worldwide, Inc. (OTCQB: DPWW)

Diego Pellicer Worldwide, Inc. is the premium marijuana brand, retail and management company. In addition to its branded locations in Colorado, the company actively seeks to develop and manage high-end, turnkey cannabis retail stores and grow facilities. When federally legal, DPWW is positioned to become a national, vertically integrated cannabis company. To learn more about how to become a branded Diego Pellicer retailer, cultivator or investor visit www.Diego-Pellicer.com.

Safe Harbor Statement

Certain statements contained in this press release may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

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